Short-Term Debt (Schedule Of Short-Term Debt) (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)		Dec. 31, 2012 USD ($)		Dec. 31, 2013 Banco Frances [Member] USD ($)	Dec. 31, 2013 Banco Frances [Member] ARS
Line of Credit Facility [Line Items]
Bank overdrafts	$ 7,156	[1]	$ 480	[1]	$ 6,676	43,500
Short-term loans	393		88
Short-term debt	$ 7,549		$ 568
Interest rate accrued annually for bank overdraft					21.75%	21.75%

[1]	Mainly comprised of an overdraft granted by Banco Francés in Argentina totaling 43.5 million of Argentine Pesos (equivalent to $6,676 at year-end exchange rate). This overdraft matures in April 2014 and accrues interest at an annual rate of 21.75%.